UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 21, 2022

AMERICAN SHARED HOSPITAL SERVICES
(Exact Name of Registrant as Specified in Its Charter)

California	1-08789	94-2918118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Montgomery Street, Suite 1112 San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 788-5300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
American Shared Hospital Services Common Stock, No Par Value	AMS	NYSE AMERICAN

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Securities Holders.

The Company’s Annual Meeting of Shareholders (the "Annual Meeting") was held on June 21, 2022. There was present in person or by proxy at the Annual Meeting Shareholders voting 4,732,253 shares that represent 77.85% of the 6,078,912 shares outstanding and entitled to vote at the meeting which represented a quorum. Set forth below are the final voting totals as provided by American Stock Transfer & Trust Company, LLC the independent inspector of elections for the Annual Meeting.

Proposal One: Election of Directors:

Nominee	For	Withheld	Broker-Non Vote
Ernest A. Bates, M.D.	3,216,088	174,560	1,341,605
Daniel G. Kelly, Jr.	3,210,281	190,367	1,331,605
Kathleen Miles	3,374,624	6,024	1,351,605
Raymond C. Stachowiak	3,375,264	15,384	1,341,605
Vicki L. Wilson	3,376,931	13,717	1,341,605

Proposal Two: Advisory Vote on the Company’s Executive Compensation.

There were 3,133,004 votes for, 87,579 votes against, 170,065 votes abstained, and 1,341,605 broker non-votes. The votes ‘for’ constituted a majority of those voting in person or by proxy, and also represented at least a majority of the voting power required to constitute a quorum at the Annual Meeting.

Proposal Three: Approval of the Amendment to the Company’s ByLaws to Reduce the Minimum and Maximum Number of Directors.

There were 3,417,259 votes for, 224,068 votes against, 2,532 votes abstained, and 1,088,394 broker non-votes. The votes cast "for" the proposal constituted the affirmative vote of a majority of the shares entitled to vote and represented at least a majority of the voting power required to constitute a quorm at the Annual Meeting.  The votes cast against the approval of the amendment did not equal or exceed 16-2/3% of the outstanding shares entitled to vote at the Annual Meeting.

Proposal Four: Ratification of Independent Registered Public Accounting Firm

There were 4,469,686 votes for, 262,015 votes against, 552 votes abstained, and 0 broker non-votes. The votes ‘for’ constituted a majority of those voting in person or by proxy, and also represented at least a majority of the voting power required to constitute a quorum at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SHARED HOSPITAL SERVICES
(Registrant)

Dated: June 23, 2022	/s/ Raymond C. Stachowiak
By: Raymond C. Stachowiak
Title: Chief Executive Officer